UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

6312 S. Fiddler's Green Circle, Suite 100N, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2024, TTEC Holdings, Inc., through its wholly-owned subsidiary, TTEC Services Corporation (collectively, “TTEC” or “Company”), entered into a definitive agreement to sell and subsequently closed the sale of a real estate asset located at 9197 S. Peoria Street, Englewood, Colorado 80112 (“Englewood Building”) to Catholic Health Initiatives Colorado, a Colorado not-for-profit organization, for $45,500,000, subject to certain customary adjustments, payable at closing. The Englewood Building was previously used by TTEC as its principal executive offices/place of business (“Principal Place of Business”) and was not used in business operations. The Company intends to use the proceeds from the sale to reduce the Company’s outstanding balance under its revolving line of credit.

Item 8.01    Other Events.

Suspension of Dividend

On November 4, 2024, the Company’s Board of Directors suspended the Company’s semi-annual cash dividend as part of its ongoing shift to prioritize debt reduction associated with strategic acquisitions and other investments in the business. The Board expects to review the dividend suspension in the future to determine, in light of facts and circumstances at that time, whether and when to reinstate the cash dividend.

Location of the Principal Place of Business

In connection with the sale of the Englewood Building, TTEC announced that it plans to move its Principal Place of Business from Colorado to Texas, U.S.A., effective January 1, 2025.  The Denver Center for Experience and Innovation, which currently serves as the Company’s temporary Principal Place of Business will remain at its current Greenwood Village, Colorado location. TTEC will continue to do business in Colorado, as it has done since 1992.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: November 5, 2024	By:	/s/ Margaret B. McLean
Margaret B. McLean
General Counsel & Chief Risk Officer

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